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Exhibit 10.6

            SECOND AMENDMENT TO THE 2002 AMENDED SERVICING AGREEMENT

     THIS AMENDMENT ("Amendment") is made this 5th day of December, 2002, to that certain 2002 Amended Servicing Agreement ("Agreement") by and between BOSTON SERVICE COMPANY, INC. ("BSC" ) and AUTO LENDERS LIQUIDATION CENTER, INC. ("Auto Lenders").

BACKGROUND

     BSC and Auto Lenders wish to amend the Servicing Agreement by reflecting the agreed upon Servicing Fee for the calendar year 2005. All other terms and conditions remain in full force and effect.

Amendment to Paragraph 9--Consideration

     This Paragraph shall be amended as it pertains to the Guarantee Fees found under Paragraph B(iv) in which the agreed upon Servicing Fees for the calendar year 2005 will be as follows:

     The 2005 Servicing Fee of $400,000 per month for the period 1/01/05 through 12/31/05, and quarterly payments of $600,000 payable to Auto Lenders on March 1, June 1, September 1, and December 1 during the calendar years 2003 and 2004. In year 2005, quarterly payments of $400,000 would be payable to Auto Lenders on March 1, June 1, September 1, and December 1.

     IN WITNESS WHEREOF, BSC and Auto Lenders have caused this Second Amendment to the 2002 Amended Servicing Agreement to be executed by their duly authorized corporate officers and their corporate seals to be affixed hereto the day and year written beneath their signatures below, each intending this Amendment shall become effective on the date first written above.

                                         AUTO LENDERS LIQUIDATION CENTER, INC.

Attest: /s/ Kathleen M. Dragg            By: /s/ Michael J. Wimmer
        ---------------------               ----------------------
[Assistant] Secretary                    Title: President

(Corp. Seal)                             Dated: 1/22/03

                                         BOSTON SERVICE COMPANY, INC.
                                         t/a HANN FINANCIAL SERVICE CORP.


Attest: /s/ Jeri L. Dooley               By: /s/ Charles L. Dovico
        ------------------                   ---------------------
[Assistant] Secretary                    Title: President

(Corp. Seal)                             Dated: 1/22/03